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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to

                             Section 13 or 15(d) of


                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 30, 2004
                                                          --------------

                              --------------------

                              Amscan Holdings, Inc.
             (Exact name of registrant as specified in its charter)




         DELAWARE                    000-21827                  13--3911462

(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
    of incorporation)                                     Identification Number)



                               80 GRASSLANDS ROAD
                            ELMSFORD, NEW YORK 10523

          (Address, of principal executive offices, including zip code)



                                 (914) 345-2020

               (Registrant's Telephone number including area code)

                                       N/A
          (Former name or former address, if changes since last report)


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ITEM 5. OTHER EVENTS.

     On April 30, 2004, Amscan Holdings, Inc. (the "Company") issued the press releases attached hereto as Exhibits 99.1 and 99.2.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS:

     99.1 Press Release of the Company dated April 30, 2004.


     99.2 Press Release of the Company dated April 30, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 AMSCAN HOLDINGS, INC.

                                                 By /s/ Michael A. Correale
                                                    -------------------------
                                                     Michael A. Correale
                                                     Chief Financial Officer

Date: May 6, 2004.



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                                  EXHIBIT INDEX

     The following designated exhibits are filed herewith:


99.1     Press Release of the Company dated April 30, 2004.
99.2     Press Release of the Company dated April 30, 2004.